Exhibit 32.2

Certification of the Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of The Gap, Inc. (the “Company”) on Form 10-Q for the period ended October 28, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Teri List-Stoll, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 22, 2017

/s/ Teri List-Stoll
Teri List-Stoll
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)